UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 7, 2008

CROCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

6328 Monarch Park Place Niwot, Colorado		80503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On May 7, 2008, Crocs, Inc. issued a press release reporting its results of operations for the three months ended March 31, 2008.  The press release was then corrected, solely to include certain Non-GAAP reconciliations and correct typographical errors in the consolidated balance sheet. A copy of the corrected press release is furnished as Exhibit 99.1 to this report.

Item 9.01.         Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Corrected Press Release dated May 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: May 7, 2008	By:	/s/ Russell C. Hammer
Russell C. Hammer,
Chief Financial Officer,
Senior Vice President – Finance,
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Press Release dated May 7, 2008.